UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2020

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2481 Manana Drive Dallas, Texas	75220
(Address of principal executive offices)	(zip code)

(214) 357-9588

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PLAY	NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	PLAY	NASDAQ Stock Market LLC

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Pursuant to a waiver, dated April 1, 2020, the requirement, under the Company’s Amended and Restated Credit Agreement, dated as of August 17, 2017, that the opinion of the independent auditors of Dave & Buster’s Entertainment Inc. (the “Company”) delivered in connection with the audited annual financial statements for the year ended February 2, 2020 be without going concern or any like qualification, has been waived. A copy of the waiver is filed as Exhibit 10.1.

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On April 2, 2020, the Company issued a press release announcing its preliminary unaudited results for the fourth quarter and the year ended February 2, 2020. A copy of the press release is filed as Exhibit 99.1.

Section 8 – Other Events

Item 8.01 Other Events

Reliance on SEC Relief from Filing Requirements

The Company is also filing this Current Report on Form 8-K pursuant to the Order of the Securities and Exchange Commission (the “SEC”), issued March 25, 2020 pursuant to Section 36 of the Exchange Act, granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (Release No. 34-88465) (the “Order”). In reliance on the Order, the Company will delay the filing of its Annual Report (its “Annual Report”) on Form 10-K for the year ended February 2, 2020, originally due on April 2, 2020. The Company anticipates filing the Annual Report with the SEC on or before May 17, 2020.

The Company requires additional time to finalize its Annual Report due to circumstances related to COVID-19, the disease caused by the coronavirus. Among other factors, the shutdown of all of the Company’s stores and related disruptions to the Company’s business and operations, and the related uncertainty as to when or the manner in which the conditions surrounding the COVID-19 pandemic will change (including when restrictions are lifted, when stores can reopen and the degree of customer re-engagement), have necessitated, and continue to necessitate, a series of actions by management, including actions related to the Company’s outlook for next twelve months of liquidity, which have delayed completion of the audit of the 2019 financial statements. These actions, over and above targeted reductions in discretionary operating expenses and capital expenditures, are ongoing, and include exploring financing opportunities and seeking further covenant relief and counterparty concessions (see “Additional Risk Factor Disclosure” below).

These recent conditions and events have had a material adverse effect on the Company’s results of operations, cash flows and liquidity and have necessitated that management, in connection with the Company finalizing the Annual Report, evaluate (as contemplated by Financial Accounting Standards Board Accounting Standards Update 2014-15) whether these conditions and events raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date of the Company’s 2019 financial statements are issued and consider whether its plans intended to mitigate these conditions and events (namely, those described above and in “Additional Risk Factor Disclosure” below) alleviate the substantial doubt. The suspension of in-person operations by the Company at its headquarters and by its professional advisors and the reduced staffing by the Company, all as a result of the COVID-19 pandemic, have limited support from the Company’s remaining staff and its professional advisors. All of these disruptions have, in turn, delayed the Company’s ability to complete its Annual Report. The Company currently anticipates that its financial statements will contain disclosures indicating substantial doubt about the Company’s ability to continue as a going concern as a result of the events occurring after February 2, 2020. The Company is working diligently to address these issues to permit the Annual Report to be filed on or before May 17, 2020.

Additional Risk Factor Disclosure

COVID-19 has had an adverse effect on our business that is material and may continue to do so.

During March 2020, the World Health Organization declared the rapidly growing coronavirus outbreak to be a global pandemic. The COVID-19 pandemic has significantly impacted health and economic conditions throughout the United States. Federal, state and local governments took a variety of actions to contain the spread of COVID-19. Many jurisdictions where our stores are located required mandatory store closures or imposed capacity limitations and other restrictions affecting our operations.  As of March 20, 2020, all of our 137 operating stores were temporarily closed, including our newest store that opened on March 16, 2020. These developments have had a material adverse impact on the Company’s results of operations, financial condition and cash flows.

Our business continuity team also led our crisis response efforts to ensure continuity of operations as we closed stores and the corporate office. We reduced expenses broadly, including furloughing nearly all of our workforce except a small team of essential personnel, reducing pay and benefits for remaining employees, cutting back capital spending, and halting all planned store openings. We also suspended our share repurchase program and our dividend, and fully drew down the remaining credit available under our $500,000 revolving credit facility as of the date of this filing.

We cannot predict how soon we will be able to reopen our stores, and our ability to reopen will depend in part on the actions of a number of governmental bodies over which we have no control. Moreover, once restrictions are lifted, it is unclear how quickly customers will return to our stores, which may be a function of continued concerns over safety and/or depressed consumer sentiment due to adverse economic conditions, including job losses. Considering the significant uncertainty as to when we can reopen some or all of our stores and the uncertain customer demand environment, in addition to the actions described above, we:

•	have begun discussions with our landlords, vendors, and other business partners to reduce our lease and contract payments and obtain other concessions;
•	are in discussion with our lenders to obtain covenant relief to avoid events of default; and
•	due to the impact of coronavirus on the economy and our business, have engaged in and are continuing to engage in, discussions with various parties to explore financing opportunities to enhance liquidity.

While our lenders have granted a waiver of any event of default associated with receiving an auditor’s report indicating a substantial doubt about the Company’s ability to continue as a going concern in connection with our year-end audit, and some landlords and business partners have agreed to certain concessions, there can be no assurance that we will be successful in obtaining all of the relief we are seeking. Although the lenders under the existing credit facility may waive the defaults or forebear the exercise of remedies, there can be no assurance that they would do so.  Failure to obtain such a waiver would have a material adverse effect on the Company’s liquidity, financial condition and results of operations and may result in filing a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in order to implement a restructuring plan.

The outbreak of COVID-19 has caused significant disruptions to the Company’s ability to generate profitability and cash flows, and uncertainty regarding the length of the disruption may adversely impact our ability to raise additional capital. The ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition and cash flows will depend on our ability to have sufficient liquidity until such time as our stores can again generate revenue and profits capable of supporting our ongoing operations, all of which remain highly uncertain at this time.

Forward-Looking Statements

The Company cautions that this report contains forward-looking statements. These forward-looking statements involve risks and uncertainties and, consequently, could be affected by the uncertain and unprecedented impact of the coronavirus on our business and operations and the related impact on our liquidity needs; our ability to continue as a going concern; our ability to obtain waivers, and thereafter continue to satisfy covenant requirements, under our revolving credit facility; our ability to access other funding sources; the duration of government-mandated and voluntary shutdowns; the speed with which our stores safely can be reopened and the level of customer demand following reopening; the economic impact of the coronavirus and related disruptions on the communities we serve; our overall level of indebtedness; general business and economic conditions, including as a result of the coronavirus; the impact of competition; the seasonality of the Company's business; adverse weather conditions; future commodity prices; guest and employee complaints and litigation; fuel and utility costs; labor costs and availability; changes in consumer and corporate spending, including as a result of the coronavirus; changes in demographic trends; changes in governmental regulations; unfavorable publicity, our ability to open new stores, and acts of God. Accordingly, actual results may differ materially from the forward-looking statements, and the Company therefore cautions you against relying on such forward-looking statements. The Company intends these forward-looking statements to speak only as of the time of this report and does not undertake to update or revise them as more appropriate information becomes available, except as required by law.

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Waiver No. 1 to Amended and Restated Credit Agreement
99.1	Press release dated April 2, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: April 2, 2020	By:	/s/ Robert W. Edmund
Robert W. Edmund
Senior Vice President, General Counsel
and Secretary